CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 1, 2002

            Lehman ABS Corporation on behalf of

  CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-11 TRUST
  CORPORATE-BACKED TRUST CERTIFICATES, Federal Express Corporation Note-Backed SERIES 2001-37 TRUST
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     333-75218                 13-3447441
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 526-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 1, 2001    Series 2001-1 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 22, 2001    Series 2001-2 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 25, 2001    Series 2001-3 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 29, 2001    Series 2001-4 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 2, 2001    Series 2001-5 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 1, 2001       Series 2001-6 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 2, 2001       Series 2001-7 Trust
--------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 8, 2001       Series 2001-8 Trust
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 14, 2001      Series 2001-9 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 22, 2001      Series 2001-10 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 28, 2001      Series 2001-11 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 3, 2001       Series 2001-12 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 10, 2001      Series 2001-14 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 30, 2001      Series 2001-15 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2001         Series 2001-16 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 2, 2001         Series 2001-17 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 8, 2001         Series 2001-18 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 11, 2001        Series 2001-19 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 22, 2001        Series 2001-20 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001        Series 2001-21 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 24, 2001        Series 2001-22 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 1, 2001    Series 2001-23 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 8, 2001    Series 2001-24 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 14, 2001   Series 2001-25 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 21, 2001   Series 2001-26 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December 28, 2001   Series 2001-27 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 24, 2001       Corning Debenture-Backed Series 2001-28
                                            Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 26, 2001       Georgia Pacific Debenture-Backed Series
                                            2001-29 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 27, 2001       Royal Caribbean Debenture-Backed Series
                                            2001-30 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated July 31, 2001       Toys "R" Us Debenture-Backed Series 2001-
                                            31 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated August 29, 2001     Liberty Media Debenture-Backed Series
                                            2001-32 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 5, 2001   AT&T Note-Backed Series 2001-33 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 6, 2001   Goodyear Tire & Rubber Note-Backed Series
                                            2001-34 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated September 21, 2001  Corning Debenture-Backed Series 2001-35
                                            Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated November 15, 2001   Ford Motor Co. Debenture-Backed Series
                                            2001-36 Trust
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated December27, 2001    Federal Express Corporation Note-Backed
                                            Series 2001-37 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated January 23, 2002    W.R. Berkley Capital Trust Securities-
                                            Backed Series 2002-1 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated February 21, 2002   Royal & Sun Alliance Bond-Backed Series
                                            2002-2 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 7, 2002       Brunswick Corporation Note-Backed Series
                                            2002-3 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated March 21, 2002      DaimlerChrysler Debenture-Backed Series
                                            2002-4 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Callable Zero Coupon Trust Certificates,
Series Supplement dated March 25, 2002      Series 2002-TVA-1 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 2, 2002       General Electric Capital Series Note-
                                            Backed Series 2002-5 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated April 16, 2002      Kinder Morgan Debenture-Backed Series
                                            2002-6 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 1, 2002         AT&T Wireless Services Note-Backed Series
                                            2002-7 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated May 23, 2002        BellSouth Debenture-Backed Series 2002-8
                                            Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 3, 2002        News America Debenture-Backed Series
                                            2002-9 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 6, 2002        AIG Debenture-Backed Series 2002-10 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 7, 2002        Royal & Sun Alliance Bond-Backed Series
                                            2002-11 Trust
-------------------------------------------------------------------------------------
Standard Terms for Trust Agreements and     Corporate Backed Trust Certificates,
Series Supplement dated June 18, 2002       Motorola Debenture-Backed Series 2002-12
                                            Trust
-------------------------------------------------------------------------------------

Item 5. OTHER EVENTS

On July 1, 2002 distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-11 Trust and Corporate-Backed Trust Certificates, Federal Express Corporation Note-Backed Series 2001-37 Trust (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibits hereto. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits were filed as part of this report:

      1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending July 1, 2002.

      2 Trustee's Distribution Statement to the Series 2001-37 Certificate Holders for the period ending July 1, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2002

                                        Lehman ABS Corporation


                                        By: /s/ Rene Canezin
                                                --------------------------------
                                        Name:   Rene Canezin
                                        Title:  Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      1 Trustee's Distribution Statement to the Series 2001-11 Certificate Holders for the period ending July 1, 2002.

      2 Trustee's Distribution Statement to the Series 2001-37 Certificate Holders for the period ending July 1, 2002.


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